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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this S-3 registration statement of our report dated January 27, 2000 included in the Company's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

Philadelphia, Pa.
  March 27, 2000